                                                                   Exhibit 99.58

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER REPORT DATE 12-Dec-01                                Beginning 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    Ending 30-Nov-01
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL      PRINCIPAL         INTEREST         TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $          0.00               --   $        0.00               --   $          0.00
CLASS A-2 NOTES   $227,084,000.00   $ 39,631,802.58   $19,021,837.63   $  231,185.52    19,253,023.15   $ 20,609,964.95
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $336,586,802.58   $19,021,837.63   $1,985,816.89   $21,007,654.52   $317,564,964.95
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                   FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST     END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION      BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES             --             --               --
CLASS A-2 NOTES    83.76564456     1.01806166      90.75921223
CLASS A-3 NOTES             --     5.88333333   1,000.00000000
CLASS A-4 NOTES             --     5.95833333   1,000.00000000
--------------------------------------------------------------
   NOTE TOTALS     83.76564456    12.85972833   2,090.75921223
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                 BEGINNING: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   ENDING: 30-Nov-01
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $           --   $          --   $           --       $         --          $         --        $            --
CLASS A-2   $19,021,837.63   $  231,185.52   $19,253,023.15       $83.76564456          $ 1.01806166        $   84.78370623
CLASS A-3   $           --   $1,155,133.67   $ 1,155,133.67       $         --          $ 5.88333333        $    5.88333333
CLASS A-4   $           --   $  599,497.71   $   599,497.71       $         --          $ 5.95833333        $    5.95833333
            -----------------------------------------------------------------------------------------------------------------
  TOTAL     $19,021,837.63   $1,985,816.89   $21,007,654.52       $83.76564456          $12.85972833        $   96.62537289

  II. Pool Balance at the end of the Collection Period                                                      $324,552,428.70

 III. Insurance Premium                                                                                     $     48,958.00

  IV. Spread Account Balance
          (A) Balance after Deposits/Withdrawals for prior Distribution Date                                $  8,589,356.66
          (B) Balance after Deposits/Withdrawals for current Distribution Date                              $  8,633,103.70

   V. Spread Account Required Amount                                                                        $  8,113,810.72

  VI. Spread Account Withdrawals
          (A) Withdrawal to make required payments under 4.03                                               $             0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                       $             0

 VII. Servicing Fee                                                                                              286,311.89

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $             0

   X. Available Funds                                                                                       $ 21,369,815.45

  XI. Insured Payment (if any)                                                                              $             0

 XII. Note Principal and Interest Carryover Shortfalls

              Note Principal         Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
            -------------------------------------------------
  TOTAL            $0.00                 $0.00          $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date   Prior Distribution Date
                  Note Principal             Note Principal              Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
            -----------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

            Prior Distribution Date   Current Distribution Date
                 Note Interest              Note Interest                Change in Note                         20561756.65
              Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
            ----------------------------------------------------------------------------------
CLASS A-1            $0.00                      $0.00                         $0.00
CLASS A-2            $0.00                      $0.00                         $0.00
CLASS A-3            $0.00                      $0.00                         $0.00
CLASS A-4            $0.00                      $0.00                         $0.00
            ----------------------------------------------------------------------------------
   TOTAL             $0.00                      $0.00                         $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                 BEGINNING: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   ENDING: 30-Nov-01
--------------------------------------------------------------------------------

  IX. Delinquency Ratio

          A. Delinquency Statistics
                                                                                                                          0

   Days              Outstanding      Past Due
Delinquent  Units     Principal        Amount
------------------------------------------------
  31- 60     1038   10,379,688.04     727,744.98
  61- 90      207    2,181,047.64     222,695.56
  91- 120      61      597,709.35      88,524.64
   121+         0              --             --
------------------------------------------------
   TOTAL    1,306   13,158,445.03   1,038,965.18

          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days                          $ 13,158,445.03
             (2) Pool Principal Balance Beginning of Collection Period                                      $343,574,266.33
             (3) Delinquency Percentage (Line 1/Line 2)                                                                3.83%

   X. Principal Balance of repossessed Financed Vehicles in inventory   Units   Principal
                                                                        -----------------
                                                                          --      $0.00

  XI. Liquidation Proceeds received from
      Defaulted Contracts                                     $730,548.32

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION

A. Original Pool Balance                                                                                     698,718,463.75

B. Beginning of Period Outstanding Pool Balance                                                              343,574,266.33

C. Monthly Principal Amounts

   (1) Monthly Scheduled Payments                                                                             10,066,005.07
   (2) Full Prepayments (excluding Purchased Receivables)                                                      7,374,016.41
   (3) Defaulted Contracts during period                                                                       1,588,287.95
   (4) Receivables becoming Purchased Receivables during  period                                                         --
   (5) Other Receivables adjustments                                                                              (6,471.80)

   Total Monthly Principal Amounts                                                                            19,021,837.63

D. Total Monthly Payments allocable to Interest                                                                3,162,168.58

E. End of period Outstanding Pool Balance                                                                    324,552,428.70

F. Pool Factor                                                                                                     0.464497

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                       Class A-1     Class A-2        Class A-3         Class A-4
                                                       ------------------------------------------------------------
A. Beginning of period Outstanding Principal Balance       --      39,631,802.58   196,340,000.00    100,615,000.00

B. Noteholders' Principal Distributable Amount             --      19,021,837.63             0.00              0.00
C. Noteholders' Interest Distributable Amount              --         231,185.52     1,155,133.67        599,497.71
                                                       ------------------------------------------------------------
D. Note Distributable Amount                               --      19,253,023.15     1,155,133.67        599,497.71
E. Note Principal Carryover Shortfall                       0                  0                0                 0
F. Note Interest Carryover Shortfall                        0                  0                0                 0
                                                            0                  0                0                 0

H. End of period Outstanding Principal Balance             --      20,609,964.95   196,340,000.00    100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A. Available Funds in Collection Account:

                    (1) Monthly Scheduled Payments on Receivables
                           during period  (including partial prepays)
                           (a) Principal                                                                      10,066,005.07
                           (b) Interest                                                                        3,092,637.13
                    (2) Full Prepayments collected during period
                           (a) Principal                                                                       7,195,190.36
                           (b) Interest                                                                           67,418.36
                    (3) Net Liquidation Proceeds collected
                           during period                                                                         730,548.32
                    (4) Net Insurance Proceeds collected
                           during period
                           (a) Principal                                                                         178,826.05
                           (b) Interest                                                                            2,113.09
                    (5) Purchase Amounts deposited in Collection

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

                        Account                                                                                           0
                    (6) Investment Earnings - Collection Account                                                  37,077.07

                    Total Available Funds in Collection Account                                               21,369,815.45

     B. Available Funds in Payment Account:

                    (1) Available Funds transferred from Collection Account                                 $ 21,369,815.45
                    (2) Amount withdrawn from Spread Account and deposited to Payment Account               $            --
                    (3) Insured Payment deposited to Payment Account                                        $            --

                    Total Available Funds in Payment Account                                                 $21,369,815.45

     C. Distributions from Payment Account:

                    (1) Monthly Servicing Fee                                                                    286,311.89
                    (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                          0
                    (3) Owner Trustee Fees (if paid from Available Funds)                                                 0
                    (4) Indenture Trustee Fees (if paid from Available Funds)                                             0
                    (5) Insurance Premium                                                                         48,958.00
                    (6) Note Interest Distributable Amount
                           (a) Class A - 1                                                                               --
                           (b) Class A - 2                                                                       231,185.52
                           (c) Class A - 3                                                                     1,155,133.67
                           (d) Class A - 4                                                                       599,497.71
                    (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                           (a) Class A - 1                                                                                0
                           (b) Class A - 2                                                                                0
                           (c) Class A - 3                                                                                0
                           (d) Class A - 4                                                                                0
                    (8) Note Principal Distributable Amount
                           (a) Class A - 1                                                                               --
                           (b) Class A - 2                                                                    19,021,837.63
                           (c) Class A - 3                                                                               --
                           (d) Class A - 4                                                                               --
                    (9) Reimbursement Amounts Owing to Insurer                                                            0
                    (10) Spread Account Deposit (to increase to Required Amount)                                  26,891.04
                    (11) Indenture or Owner Trustee Fees (not paid under C)                                               0
                    (12) Re-Liening Expenses                                                                              0
                       (To the extent not paid by Servicer)
                    (13) Transition Costs and Additional Servicing Fee to Successor Servicer                              0
                    (14) After Servicer Default, remaining Available Funds deposited                                      0
                            in Note Distribution Account

                    Total Distributions                                                                       21,369,815.45

     D. Excess Available Funds (or shortfall)                                                                            --

     E. Remaining Available Funds to holder of Residual Interest Certificate                                              0

  IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

               A. Available Funds Transferred from Collection Account to Payment Account                    $ 21,369,815.45
               B. Distributions required under 4.03 (a)(i) through (vii)                                    $ 21,342,924.41
               C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                        $            --
               D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                          0

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

   V. SPREAD ACCOUNT BALANCE

               A. Spread Account Balance After Deposit/Disbursements
                    (1) Beginning Spread Account Balance                                                    $  8,589,356.66
                    (2) Investment Income Deposited to Spread Account                                       $     16,856.00
                    (3) Withdrawal to make required payments under 4.03                                     $            --
                    (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                           0
                    (5) Deposit to Spread Account after Disbursements                                       $     26,891.04
                    (6) Spread Account Balance after Deposit/Disbursments                                   $  8,633,103.70

               B. Spread Account Required Amount                                                            $  8,113,810.72

                    (1) 2.5% of Pool Balance                                                                $  8,113,810.72
                    But in no event less than the lesser of (a) or (b)
                        (a) .5% of Original Pool Balance                                                    $  3,493,592.32
                        (b) Outstanding Principal Amount of All Notes                                       $317,564,964.95

               C. Excess Amount to Insurer for amounts owed under Insurance
                  Agreement (lines A - B)                                                                                 0

               D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                     519,292.98

  VI. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                         $ 21,369,815.45
          B. Available Funds Transferred from Spread Account to Payment Account                             $             0
          C. Note Interest Distributable Amount                                                                1,985,816.89
          D. Guaranteed Note Principal Amount                                                               $             0
          E. Deficiency Amount                                                                              $             0
             (Min:(Lines A+B-C-D) and $0.00)                                                                $             0
          F. Preference Amount                                                                              $             0
          G. Insured Payment (lines E+F)                                                                    $             0

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
-------------------------------------------------------------
CLASS A-1           $0.00                $0.00          $0.00
CLASS A-2           $0.00                $0.00          $0.00
CLASS A-3           $0.00                $0.00          $0.00
CLASS A-4           $0.00                $0.00          $0.00
-------------------------------------------------------------
  TOTAL             $0.00                $0.00          $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Principal             Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest                Change in Note
               Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 16
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                     $  5,188,944.72

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days               Outstanding       Past Due
Delinquent   Units     Principal         Amount
---------------------------------------------------
  31- 60      1038   $10,379,688.04   $  727,744.98
  61- 90       207   $ 2,181,047.64   $  222,695.56
 91- 120        61   $   597,709.35   $   88,524.64
   121+          0   $           --   $          --
---------------------------------------------------
  TOTAL      1,306    13,158,445.03    1,038,965.18


          B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 day                         $ 13,158,445.03
               (2) Pool Principal Balance Beginning of Collection Period                                    $343,574,266.33
               (3) Delinquency Percentage (Line 1/Line 2)                                                              3.83%

IX. CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current Collection Period               $  1,588,287.95
                    (2) Cumulative Defaulted Contracts Including
                           Defaulted Contracts in current Collection Period                                 $ 27,611,233.43
                    (3) Net Liquidation Proceeds collected during current Collection Period                 $    730,548.32
                    (4) Cumulative Net Liquidation Proceeds Including
                           Net Liquidation Proceeds in current Collection Period                            $ 12,517,691.28
                    (5) Original Pool Balance                                                               $698,718,463.75
                    (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                         2.160%

X. REPOSSESSED INVENTORY

                                                                                                    Units      Principal
                                                                                                    -----   ---------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                      0                --
                    B. Repossessed Financed Vehicles (Principal)                                            $  1,475,777.79
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)               $    730,548.32
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                 $    745,229.47
                                                                                                    -----------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)            0     $            --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of December, 2001


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer